SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                   FORM 8-K/A
                               (Amendment No. 1)


                                 CURRENT REPORT

                     Pursuant To Section 13 Or 15(d) Of The

                         Securities Exchange Act Of 1934




        Date of Report (Date of earliest event reported) August 13, 2003
                                                        ----------------




                           K-TRON INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

            New Jersey                   0-9576                 22-1759452
------------------------------  ------------------------  --------------------
      (State or other           (Commission file number)  (IRS   Employer
jurisdiction of incorporation)                             Identification No.)


   Routes 55 & 553, P.O. Box 888, Pitman, New Jersey               08071-0888
   -------------------------------------------------              -----------
      (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code (856) 589-0500
                                                          --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

         Item 4.  Changes in Registrant's Certifying Accountant.
                  ----------------------------------------------

                  On August 13, 2003, the Audit Committee of the Board of Directors of K-Tron International, Inc. ("K-Tron" or the "Company"), pursuant to authority delegated to it by K-Tron's Board of Directors, dismissed KPMG LLP ("KPMG") as K-Tron's independent auditors. In addition, on August 13, 2003, the Audit Committee engaged Grant Thornton LLP to serve as K-Tron's independent auditors for the fiscal year ending January 3, 2004. KPMG had been engaged to serve as the Company's independent auditors on June 22, 2002, following the dismissal of Arthur Andersen LLP.

                  KPMG's report on K-Tron's consolidated financial statements for the past year did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

                  KPMG's report on the consolidated financial statements of K-Tron International, Inc. as of and for the year ended December 28, 2002 contained a separate paragraph stating, "the fiscal 2001 and fiscal 2000 consolidated financial statements and financial statement schedule of K-Tron International, Inc. and subsidiaries were audited by other auditors who have ceased operations. As described in Note 7, these consolidated financial statements have been revised to include the transitional disclosures required by Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", which was adopted by the Company as of December 30, 2001. In our opinion, such disclosures for fiscal 2001 and fiscal 2000 in Note 7 are appropriate. However, we were not engaged to audit, review, or apply any procedures to the fiscal 2001 and fiscal 2000 consolidated financial statements and financial statement schedule of K-Tron International, Inc. and subsidiaries other than with respect to such disclosures, and, accordingly, we do not express an opinion or any other form of assurance on the fiscal 2001 and fiscal 2000 consolidated financial statements taken as a whole".

                  During K-Tron's most recent fiscal year and through the date of KPMG's dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused it to make reference to the subject matter in connection with its report on K-Tron's consolidated financial statements for such year.

                  During K-Tron's two most recent fiscal years and through the date of Grant Thornton LLP's engagement, K-Tron did not consult with Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on K-Tron's consolidated financial statements, or any other matters.

                  K-Tron has provided KPMG with a copy of the foregoing disclosure. Attached as Exhibit 16 is a copy of KPMG's letter, dated August 22, 2003.


    Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
            --------------------------------------------------------------------

(c)     Exhibits.

        16 Letter from KPMG LLP to the Securities and Exchange Commission dated August 22, 2003

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       K-Tron International, Inc.
                                       ---------------------------
                                       (Registrant)




 Dated:  August 25, 2003         By:   /s/ Ronald R. Remick
                                       ------------------------------------
                                       Ronald R. Remick
                                       Senior Vice President & Chief
                                       Financial Officer
                                      (Duly authorized officer and principal
                                       financial officer of the Registrant)

                                  EXHIBIT INDEX


         Exhibit
         Number                     Description
         -------                    -----------

           16 Letter from KPMG LLP to the Securities and Exchange Commission dated August 22, 2003